EXHIBIT 32.2

CERTIFICATION PURSUANT

TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT

TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gladstone Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Malesardi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2021

/s/ Michael Malesardi
Michael Malesardi
Chief Financial Officer
(Principal Financial and Accounting Officer)